VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021
($ reported in thousands)
	Shares	Value
Common Stocks—100.0%
Communication Services—13.4%
fuboTV, Inc.(1)	756,300	$ 18,121
Netflix, Inc.(1)	61,675	37,643
Sea Ltd. ADR(1)	79,725	25,411
Snap, Inc. Class A(1)	730,000	53,925
Zillow Group, Inc. Class C(1)	426,600	37,600
		172,700

Consumer Discretionary—28.8%
Airbnb, Inc. Class A(1)	210,375	35,290
Amazon.com, Inc.(1)	14,225	46,730
Chegg, Inc.(1)	351,500	23,909
Chewy, Inc. Class A(1)	300,000	20,433
Coursera, Inc.(1)	141,250	4,471
Fiverr International Ltd.(1)	59,750	10,915
Global-e Online Ltd.(1)	296,650	21,299
MercadoLibre, Inc.(1)	43,060	72,315
Peloton Interactive, Inc. Class A(1)	268,550	23,377
Tesla, Inc.(1)	142,750	110,700
		369,439

Financials—3.0%
Coinbase Global, Inc. Class A(1)	14,525	3,304
Lemonade, Inc.(1)	96,000	6,433
Silvergate Capital Corp. Class A(1)	249,500	28,818
		38,555

Health Care—11.9%
Adaptive Biotechnologies Corp.(1)	230,200	7,825
Castle Biosciences, Inc.(1)	135,450	9,007
Exact Sciences Corp.(1)	515,075	49,164
GoodRx Holdings, Inc. Class A(1)	386,000	15,834
Seagen, Inc.(1)	70,450	11,962
Teladoc Health, Inc.(1)	223,350	28,323
Veeva Systems, Inc. Class A(1)	108,325	31,216
		153,331

Industrials—2.7%
Uber Technologies, Inc.(1)	771,850	34,579
	Shares	Value

Information Technology—40.2%
Bill.com Holdings, Inc.(1)	60,525	$ 16,157
Crowdstrike Holdings, Inc. Class A(1)	42,000	10,323
NVIDIA Corp.	294,800	61,071
Okta, Inc. Class A(1)	199,550	47,361
PayPal Holdings, Inc.(1)	74,755	19,452
ServiceNow, Inc.(1)	31,250	19,446
Shopify, Inc. Class A(1)	59,000	79,991
Snowflake, Inc. Class A(1)	126,500	38,257
Sprout Social, Inc. Class A(1)	313,450	38,225
Square, Inc. Class A(1)	175,000	41,972
Trade Desk, Inc. (The) Class A(1)	959,850	67,478
Twilio, Inc. Class A(1)	94,630	30,192
Unity Software, Inc.(1)	200,200	25,275
Zoom Video Communications, Inc. Class A(1)	79,725	20,848
		516,048

Total Common Stocks (Identified Cost $829,583)		1,284,652

Total Long-Term Investments—100.0% (Identified Cost $829,583)		1,284,652

Short-Term Investment—0.1%
Money Market Mutual Fund—0.1%
Dreyfus Government Cash Management Fund - Institutional Shares (seven-day effective yield 0.030%)(2)	1,100,246	1,100
Total Short-Term Investment (Identified Cost $1,100)		1,100

TOTAL INVESTMENTS—100.1% (Identified Cost $830,683)		$1,285,752
Other assets and liabilities, net—(0.1)%		(657)
NET ASSETS—100.0%		$1,285,095
Abbreviation:
ADR	American Depositary Receipt

Footnote Legend:
(1)	Non-income producing.
(2)	Shares of this fund are publicly offered, and its prospectus and annual report are publicly available.

Country Weightings†
United States	84%
Canada	6
Argentina	6
Israel	2
Singapore	2
Total	100%
† % of total investments as of September 30, 2021.
The following table summarizes the market value of the Fund’s investments as of September 30, 2021, based on the inputs used to value them (See Security Valuation Note 1 in the Notes to Schedule of Investments):
	Total Value at September 30, 2021	Level 1 Quoted Prices
Assets:
Equity Securities:
Common Stocks	$1,284,652	$1,284,652
Money Market Mutual Fund	1,100	1,100
Total Investments	$1,285,752	$1,285,752
There were no securities valued using significant observable inputs (Level 2) or significant unobservable inputs (Level 3) at September 30, 2021.
See Notes to Schedule of Investments

VIRTUS Zevenbergen Innovative Growth Stock Fund
SCHEDULE OF INVESTMENTS (Unaudited) (Continued)
September 30, 2021
($ reported in thousands)
There were no transfers into or out of Level 3 related to securities held at September 30, 2021.
See Notes to Schedule of Investments

VIRTUS ZEVENBERGEN INNOVATIVE GROWTH STOCK FUND
NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)
September 30, 2021
Note 1. Security Valuation
The Fund utilizes a fair value hierarchy which prioritizes the inputs to valuation techniques used to measure fair value into three broad levels. The Fund’s policy is to recognize transfers into or out of Level 3 at the end of the reporting period.
•	Level 1 – quoted prices in active markets for identical securities (security types generally include listed equities).
•	Level 2 – prices determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
•	Level 3 – prices determined using significant unobservable inputs (including the Valuation Committee’s own assumptions in determining the fair value of investments).
A description of the valuation techniques applied to the Fund’s major categories of assets and liabilities measured at fair value on a recurring basis is as follows:
Equity securities are valued at the official closing price (typically last sale) on the exchange on which the securities are primarily traded or, if no closing price is available, at the last bid price and are categorized as Level 1 in the hierarchy. Restricted equity securities and private placements that are illiquid, or are internally fair valued by the Valuation Committee, are generally categorized as Level 3 in the hierarchy.
Certain non-U.S. securities may be fair valued in cases where closing prices are not readily available or are deemed not reflective of readily available market prices. For example, significant events (such as movement in the U.S. securities market, or other regional and local developments) may occur between the time that non-U.S. markets close (where the security is principally traded) and the time that the Fund calculates its net asset value (“NAV”) at the close of regular trading on the New York Stock Exchange (“NYSE”) (generally 4 p.m. Eastern time) that may impact the value of securities traded in these non-U.S. markets. In such cases, the Fund fair values non-U.S. securities using an independent pricing service which considers the correlation of the trading patterns of the non-U.S. security to the intraday trading in the U.S. markets for investments such as American Depositary Receipts, financial futures, exchange-traded funds (“ETFs”), and certain indexes, as well as prices for similar securities. Such fair valuations are categorized as Level 2 in the hierarchy. Because the frequency of significant events is not predictable, fair valuation of certain non-U.S. common stocks may occur on a frequent basis.
Listed derivatives, such as options, that are actively traded are valued based on quoted prices from the exchange and are categorized as Level 1 in the hierarchy. Over-the-counter derivative contracts, which include forward currency contracts and equity-linked instruments, do not require material subjectivity as pricing inputs are observed from actively quoted markets and are categorized as Level 2 in the hierarchy.
Investments in open-end mutual funds are valued at NAV. Investments in closed-end funds and ETFs are valued as of the close of regular trading on the NYSE each business day. Each is categorized as Level 1 in the hierarchy.
A summary of the inputs used to value the Fund’s net assets by each major security type is disclosed at the end of the Schedule of Investments for the Fund. The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.
For additional information about significant accounting policies, refer to the Fund’s most recent semi or annual report.
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